NUMEREX CORP (Notes)	12 Months Ended
Dec. 31, 2017
Business Acquisition [Line Items]
ACQUISITION OF NUMEREX CORP [Text Block]
(a)     Numerex Corp.

On December 7, 2017, we completed the stock-for-stock merger transaction to acquire Numerex Corp. ("Numerex"). In accordance with the Agreement and Plan of Merger dated August 2, 2017, by and among the company, Numerex and Wireless Acquisition Sub, Inc. we issued 3,580,832 common shares as merger consideration in exchange for all of the outstanding shares of Numerex common stock and certain outstanding Numerex equity awards and warrants. Additionally, approximately $20.2 million in aggregate was paid at closing to retire outstanding Numerex debt.

Total consideration for the acquisition is as follows:

$
Issuance of common shares	77,346
Debt extinguishment	20,155
97,501

We accounted for the transaction using the acquisition method and accordingly, recorded the tangible and intangible assets acquired and liabilities assumed on the basis of our estimates of their respective preliminary fair values as at December 7, 2017. The excess of the purchase price over the preliminary value assigned to the net assets acquired is recorded as goodwill.

The following table summarizes the preliminary values assigned to the assets acquired and liabilities assumed at the acquisition date:

$
Cash	1,430
Deferred income tax asset	1,049
Property and equipment	7,244
Identifiable intangible assets	45,700
Goodwill	50,642
Other working capital	(7,417)
Long-term obligations	(1,147)
Fair value of net assets acquired	97,501

The goodwill of $50.6 million resulting from the acquisition consists largely of the expectation that the acquisition will expand our position as a leading global IoT pure-play and significantly increase our subscription-based recurring services revenue.  Goodwill has been assigned to the IoT Services segment and approximately $5.8 million is deductible for tax purposes.

The following table provides the components of the identifiable intangible assets acquired that are subject to amortization:

	Estimated useful life	$
Customer relationships	9 years	26,270
Existing technology	3 years	10,210
Brand	13 years	9,220
		45,700

The amount of revenue of Numerex included in our consolidated statements of operations from the acquisition date, through the period ended December 31, 2017, was $3.1 million. The amount of net loss of Numerex included in our consolidated statements of operations for the aforementioned period was $0.8 million. We recorded transaction costs of $4.0 million in acquisition-related and integration for the year ended December 31, 2017; transaction cost of $0.1 million related to issuance cost was recorded in common stock during the year ended December 31, 2017.

The following table presents the unaudited pro forma results for the year ended December 31, 2017 and 2016. The pro forma financial information combines the results of operations of Sierra Wireless, Inc. and Numerex as though the businesses had been combined as of the beginning of fiscal 2016. The pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of fiscal 2016. The unaudited pro forma financial information presented includes amortization charges for acquired tangible and intangible assets, and related tax effects.

	2017	2016
Pro forma information
Revenue	$747,719	$686,252
Loss from operations	(8,973)	(5,205)
Net loss	(3,577)	(7,334)

Basic and diluted loss per share (in dollars)	$(0.10)	$(0.21)